                                                                   Exhibit 10.15

                          [FORM OF FRONT OF PROXY CARD]
                                                                           PROXY
                                   VALLEY BANK
                            24010 SUNNYMEAD BOULEVARD
                         MORENO VALLEY, CALIFORNIA 92553

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
                         MEETING OF THE SHAREHOLDERS OF
                   VALLEY BANK TO BE HELD ON ______ __, 1999.

     The undersigned hereby appoints Jesse Washington, George Wilson, Helga Wolf and Eugene Wood, each with full power of substitution, as proxy of the undersigned, to attend the Annual Meeting of the shareholders of Valley Bank to be held at The Best Western Image Suites Hotel, 24840 Elder Avenue, Moreno Valley, California, at 3:00 p.m. on _______ __, 1999, and at any and all adjournments or postponements thereof, and to vote all common stock of Valley Bank, as designated on the reverse side of this proxy, with all powers the undersigned would possess if personally present at the meeting. The undersigned hereby revokes any and all proxies heretofore given by the undersigned to vote at the annual meeting.

     The holders of this proxy will vote it or withhold it from voting in accordance with the instructions specified. WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL CONFER DISCRETIONARY AUTHORITY AND WILL BE VOTED FOR THE APPROVAL OF THE PROPOSALS SET FORTH ON THE REVERSE SIDE HEREOF. This proxy confers authority for the above named persons to vote in his discretion with respect to amendments or variations to the matters identified in the notice of meeting accompanying this proxy and other matters which may properly come before the meeting.

DETAILS OF THE FIRST RESTATED AGREEMENT AND PLAN OF REORGANIZATION AND OTHER IMPORTANT INFORMATION CONCERNING THE PROPOSALS AT THE ANNUAL MEETING APPEAR IN THE JOINT PROXY STATEMENT/PROSPECTUS. PLEASE READ THAT MATERIAL CAREFULLY.
           ----------------------------------------------------------
                  (Continued and to be Signed on Reverse Side)




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                          [FORM OF BACK OF PROXY CARD]


/X/      PLEASE MARK YOUR
         VOTES AS IN THIS
         EXAMPLE

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NO. 1 AND AUTHORITY GIVEN FOR THE ELECTION OF THE NOMINATED DIRECTORS IN PROPOSAL NO. 2.

PROPOSAL NO.1. To approve the First Restated Agreement and Plan of                       FOR           AGAINST        ABSTAIN
Reorganization between Valley Bank and Pacific Community Banking Group, which            / /             / /            / /
provides for the merger of Valley Bank into Interim Valley Bank, a subsidiary of
Pacific Community Banking Group, with Interim Valley Bank to be the surviving entity, and for every one outstanding share of Valley Bank's common stock, exclusive of shares held by Valley Bank's shareholders who exercise dissenters'
rights, to be converted into the right to receive 2/3 of a share of the common stock of Pacific Community Banking Group and, for every three shares of Valley Bank common stock, one ten-year warrant.

PROPOSAL NO. 2 Election of eight directors (or if any nominee is not available          AUTHORITY        AUTHORITY
for election, such substitute as the board of directors or the proxy holders may          GIVEN          WITHHELD
designate). Nominees: MARION V. ASHLEY, WILLOW I. DECKER, N. DOUGLAS MILLS,                 / /             / /
JUAN RENTERIA,  JESSE WASHINGTON, GEORGE E. WILSON,  HELGA WOLF, and EUGENE H.              AUTHORITY GIVEN, EXCEPT VOTE
WOOD.                                                                                       WITHHELD  FROM THE FOLLOWING
                                                                                            NOMINEES:
                                                                                         ------------------------------------
                                                                                         ------------------------------------

                                                 Please sign, date and return the proxy card promptly in the enclosed envelope.

________________________  ___________________________________________DATE___________________, 1999
   Please Sign Here         Signature (if held jointly)



NOTE: Please sign exactly as name appears. When signing as executor, administrator, attorney, trustee or guardian please give your full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both tenants sign.